Exhibit 99.1

February 7, 2007

STERICYCLE, INC. REPORTS RESULTS
FOR FOURTH QUARTER AND FULL YEAR 2006

Lake Forest, Illinois, February 7, 2007 - Stericycle, Inc. (NASDAQ:SRCL), today reported financial results for the fourth quarter and full year of 2006.

FOURTH QUARTER AND FULL YEAR RESULTS
Revenues for the quarter ended December 31, 2006 were $208.7 million, up 25.3% from $166.6 million in the same quarter last year. Acquisitions less than 12 months old contributed approximately $28.5 million in revenues for the quarter. Gross profit was $93.0 million, up 25.3% from $74.2 million in the same quarter last year. Gross profit as a percent of revenues was 44.6% for the quarter, which is consistent with the fourth quarter of 2005.

Net income for the fourth quarter of 2006 was $29.0 million or $0.64 per diluted share compared with a net loss of $1.0 million or $0.02 per diluted share for the same quarter last year.

For the year ended December 31, 2006, revenues increased to $789.6 million, up 29.6% from $609.5 million in 2005. Gross profit was $349.9 million, up 30.5% from $268.0 million in the same period a year ago. Gross profit as a percent of revenues was 44.3% versus 44.0% in 2005. Earnings per diluted share were $2.33 versus $1.48 per diluted share in 2005.

In the fourth quarter of 2006, acquisition integration related expenses were $1.0 million, net of tax, primarily related to facility closure costs. Both the quarterly and annual results from 2005 include the effect of the charges for the settlement and related legal expenses of the 3CI class action litigation, the write-down of a note receivable with our former South African joint venture, a licensing legal settlement and loan refinancing expenses, which together reduced net income by $26.3 million or $0.58 per diluted share. In the fourth quarter of 2006 we were reimbursed for $0.6 million, net of tax, of legal expenses related to the 3CI class action litigation.

Diluted earnings per share in the quarter and year ended December 31, 2006 included $0.04 and $0.14 per share, respectively, recorded as a result of the adoption of FASB Statement No. 123R on January 1, 2006.

Cash flow from operations was $160.2 million for the year ended December 31, 2006. Cash flow and increased loan balances were used to strengthen our business and funded $164.0 million in acquisitions and international investments, $42.8 million in stock repurchases and $36.4 million in capital spending.

For more information about Stericycle, please visit our website at www.stericycle.com.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors described in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.

STERICYCLE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            December 31, December 31,
                                                               2006          2005
                                                           ------------  ------------
                                                            (unaudited)    (audited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $     13,492  $      7,825
  Short-term investments.................................        2,548           720
  Accounts receivable, less allowance for doubtful
    accounts of $5,411 in 2006 and $4,810 in 2005........      133,355       103,703
  Parts and supplies.....................................        6,733         5,263
  Prepaid expenses.......................................        9,152         6,523
  Notes receivable.......................................        2,773         3,164
  Deferred income tax....................................       16,072        13,452
  Other current assets...................................        4,171         3,392
                                                           ------------  ------------
         Total current assets............................      188,296       144,042
                                                           ------------  ------------
Property, plant and equipment, net.......................      159,164       136,220
Other assets:

  Goodwill...............................................      807,134       685,169
  Intangible assets, less accumulated amortization of
    $11,454 in 2006 and $8,965 in 2005...................      128,396        61,641
  Notes receivable.......................................       12,596        10,672
  Other..................................................        9,903         9,916
                                                           ------------  ------------
         Total other assets..............................      958,029       767,398
                                                           ------------  ------------
   Total assets.......................................... $  1,305,489  $  1,047,660
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $     22,649  $     12,044
  Accounts payable.......................................       27,741        27,872
  Accrued liabilities....................................       75,434        48,450
  Deferred revenue.......................................       11,662        10,394
                                                           ------------  ------------
         Total current liabilities.......................      137,486        98,760
                                                           ------------  ------------
Long-term debt, net of current portion...................      443,147       348,841
Deferred income taxes....................................       87,617        71,549
Other liabilities........................................       12,158         6,876
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 44,251,965 issued and outstanding
  in 2006, 44,149,722 issued and outstanding in 2005)....          443           442
Additional paid-in capital...............................      252,568       259,075
Accumulated other comprehensive income...................        5,229           546
Retained earnings........................................      366,841       261,571
                                                           ------------  ------------
         Total shareholders' equity......................      625,081       521,634
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $  1,305,489  $  1,047,660
                                                           ============  ============

Total debt to capitalization percentage ratio............         42.7%        40.9%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    465,796  $    360,885
Shareholders' equity.....................................      625,081       521,634
                                                           ------------  ------------
Capitalization........................................... $  1,090,877  $    882,519

STERICYCLE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                              Three Months Ended December 31,                     Year Ended December 31,
                                                                       --------------------------------------------    ---------------------------------------------
                                                                            (unaudited)            (unaudited)              (unaudited)             (audited)
                                                                               2006                   2005                     2006                    2005
                                                                       --------------------   ---------------------    ---------------------   ---------------------
                                                                            $      % of Rev        $      % of Rev          $      % of Rev         $      % of Rev
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Revenues............................................................  $  208,697    100.0%  $  166,555     100.0%   $  789,637     100.0%  $  609,457     100.0%

  Cost of revenues*.................................................     115,667     55.4        92,318      55.4        439,770      55.7       341,420      56.0
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Gross profit                                                              93,030     44.6        74,237      44.6        349,867      44.3       268,037      44.0
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses*........................................      36,892     17.7        28,153      16.9        141,400      17.9        96,436      15.8
  Amortization......................................................         493      0.2           425       0.3          2,966       0.4         1,596       0.3
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.                                37,385     17.9        28,578      17.2        144,366      18.3        98,032      16.1
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Income from operations before
    excluded items..................................................      55,645     26.7        45,659      27.4        205,501      26.0       170,005      27.9

  Licensing legal settlement........................................         ---      0.0         1,823       1.1            ---       0.0         1,823       0.3
  Write-down fixed assets...........................................         ---      0.0           ---       0.0            300       0.0           872       0.1
  Acquisition integration related expenses..........................       1,625      0.8           334       0.2          3,439       0.4           778       0.1
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income from operations..............................................      54,020     25.9        43,502      26.1        201,762      25.6       166,532      27.3
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Other income (expense):
  Interest income...................................................         361      0.2           336       0.2          1,358       0.2           764       0.1
  Interest expense..................................................      (7,450)    (3.6)       (4,163)     (2.5)       (28,419)     (3.6)      (13,011)     (2.1)
  3CI legal settlement (2005) and proceeds from insurance (2006)....       1,025      0.5       (36,481)    (21.9)         1,025       0.1       (36,481)     (6.0)
  Write-down of note receivable with former joint venture...........         ---      0.0        (2,495)     (1.5)           ---       0.0        (2,495)     (0.4)
  Write-off deferred finance fees...................................         ---      0.0          (250)     (0.2)           ---       0.0          (447)     (0.1)
  Write-down of investment in securities............................         ---      0.0           ---       0.0         (1,000)     (0.1)          ---       0.0
  Other expense, net................................................        (342)    (0.2)         (586)     (0.4)        (2,152)     (0.3)       (2,882)     (0.5)
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total other income (expense)...................................      (6,406)    (3.1)      (43,639)     (26.2)      (29,188)     (3.7)      (54,552)     (9.0)
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income before income taxes..........................................      47,614     22.8          (137)     (0.1)       172,574      21.9       111,980      18.4
Income tax expense..................................................      18,569      8.9           889       0.5         67,304       8.5        44,826       7.4
                                                                       ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Net income/(loss)................................................... $    29,405     13.9% $    (1,026)     (0.6)%  $   105,270      13.3% $    67,154      11.0
                                                                       =========== ========   =========== =========    =========== =========   =========== =========

Earnings/(loss) per share - diluted................................. $      0.64            $     (0.02)             $      2.33             $      1.48
                                                                       ===========            ===========              ===========             ===========
Weighted average number of common
  shares outstanding - diluted......................................    45,332,890             45,225,135               45,106,540              45,310,509
                                                                       ===========            ===========              ===========             ===========

*Stericycle adopted FAS123R on a modified prospective basis on January 1, 2006 therefore 2006 balances include stock compensation expense.

STERICYCLE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                                 Year ended
                                                                                 December 31,
                                                                            ----------------------
                                                                               2006        2005
                                                                            ----------  ----------
                                                                           (unaudited)   (audited)
OPERATING ACTIVITIES:
Net income................................................................. $  105,270  $   67,154
Adjustments to reconcile net income to net cash
  provided by operating activities:

    Stock compensation expense.............................................     10,610          27
    Write-off deferred financing fees......................................         --         447
    Write-down of note receivable with former joint venture................         --       2,495
    Write-down of investment in securities.................................      1,000          --
    Write-down of licensing intangible.....................................         --       1,431
    Loss on sale and impairment of fixed assets............................        300         872
    Excess tax benefit of stock options exercised*.........................     (8,427)      7,432
    Depreciation...........................................................     24,070      19,835
    Amortization...........................................................      2,966       1,596
    Deferred income taxes..................................................     12,937      13,514
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable....................................................    (14,742)    (19,679)
    Parts and supplies.....................................................       (744)       (962)
    Prepaid expenses and other assets......................................      4,538      (1,909)
    Accounts payable.......................................................     (6,003)      7,393
    Accrued liabilities....................................................     28,107      (8,056)
    Deferred revenue.......................................................        280       2,737
                                                                             ----------  ----------
Net cash provided by operating activities..................................    160,162      94,327
                                                                             ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired......................................   (164,015)    (139,696)
  Purchases of short-term investments, net of proceeds from maturities.....     (1,828)        (621)
  Net proceeds from sale of assets from acquisition........................         --       10,328
  Proceeds from sale of equipment..........................................        832          302
  Capital expenditures.....................................................    (36,414)     (26,314)
                                                                             ----------  ----------
Net cash used in investing activities......................................   (201,425)    (156,001)
                                                                             ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable...................................      5,953         735
  Repayment of long-term debt..............................................    (30,735)    (12,845)
  Net repayments on 2001 senior credit facility............................         --    (171,353)
  Net borrowings on 2005 senior credit facility............................     96,464     291,669
  Payments of deferred financing fees......................................       (453)     (1,484)
  Net principal payments on capital lease obligations......................       (816)       (795)
  Excess tax benefit of stock options exercised*...........................      8,427          --
  Purchase/cancellation of treasury stock..................................    (42,757)    (60,657)
  Proceeds from other issuances of common stock............................     16,464      14,230
                                                                              ----------  ----------
Net cash provided by financing activities..................................     52,547      59,500
                                                                              ----------  ----------
Effect of exchange rate changes on cash....................................     (5,617)      2,149
                                                                              ----------  ----------
Net increase (decrease) in cash and cash equivalents.......................      5,667         (25)
Cash and cash equivalents at beginning of year.............................      7,825       7,850
                                                                              ----------  ----------
Cash and cash equivalents at end of year................................... $   13,492  $    7,825
                                                                              ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions..................... $      750  $       --
Net issuances of notes payable for certain acquisitions.................... $   30,157  $   49,736

*Stericycle adopted FAS123R on a modified prospective basis January 1, 2006 therefore the presentation of the tax benefit of stock options exercised is presented differently in 2006 versus 2005.